SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: JANUARY 13, 2004



                             MEDIS TECHNOLOGIES LTD.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-30391                  13-3669062
(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                805 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On January 13, 2004, Medis Technologies Ltd. issued a press release pursuant to Rule 135c of the Securities Act of 1933 announcing the completion of a private offering of its common stock. A copy of the press release is being furnished as
Exhibit 99.1 to this report and incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired: None

(b)  Pro Forma Financial Information: None

(c)  Exhibits:

         EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT

         99.1                       Press Release dated January 13, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2004


                                            MEDIS TECHNOLOGIES LTD.



                                            By:  /S/ ROBERT K. LIFTON
                                                 -------------------------------
                                                 Name:  Robert K. Lifton
                                                 Title:  Chief Executive Officer